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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	45419
(Address of principal executive offices)	(Zip code)

John F. Splain, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:    (602) 956-0980

Date of fiscal year end:	November 30, 2010

Date of reporting period:	November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Annual Report November 30, 2010 Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund
Annual Report as of November 30, 2010

Dear Fellow Shareholder,

We are writing to you to report on the fiscal period ended November 30, 2010 and the results for the Papp Small & Mid-Cap Growth Fund (the “Fund”) from inception, March 8, 2010, through November 30, 2010.  This turned out to be a good year for the financial markets as the economic recovery that began in 2009 continued.  As the fiscal period came to a close, and over the following month, we began to receive many pieces of data indicating that economic growth here in the United States is picking up steam.  We are hopeful that pretty soon we will stop hearing about double dip recessions and the risk of deflation.

Both Wall Street and Washington policy makers continue to be surprised at the strength of corporate earnings.  Most companies are lean and mean today and many have built up a lot of cash on their balance sheets.  Pessimists fear that the lack of hiring by businesses indicates that the strength is only temporary, and they also fear that the high unemployment rate will keep consumers from spending money.  Finally they worry that real estate, while no longer declining significantly, really hasn’t recovered much.  We think the high unemployment rate and the lack of new hiring is due to wide spread regulatory uncertainty.  One sign of good news is the recent bipartisan agreement to extend the Bush-era tax cuts for all Americans for the next two years.  Hopefully this is the beginning of a more balanced perspective coming from Washington where both parties will compromise to achieve useful policies.

Small and mid-cap stocks as measured by the Russell Mid-Cap Growth Index, which is the benchmark for the Fund, have performed even better than the broader market indices.  Since the Fund’s inception through November 30, 2010, the Russell Mid-Cap Growth Index was up 13.42% and the Fund produced a total return of 16.80% over the same time period.  The Fund’s net asset value on November 30th was $11.68 per share as compared to the initial value of $10.00.

We hope you are as pleased with the initial results as we are.  We believe that small and mid-cap companies are performing better than the market in general primarily due to better earnings growth and the opportunity for continued faster growth over the long term.

We are managing the Fund using a style that has served our firm well for over 30 years.  We focus on very high quality companies with a consistent track record of superior earnings growth.  Unlike many other funds in the small and mid-cap area we focus on established companies with proven track records as opposed to startups, initial public offerings and other companies perceived to have great growth potentials but in many cases lacking a proven track record.  In most cases, our companies operate in fairly narrow market niches so they are able to maintain a leadership position in their markets even with their smaller market capitalizations.  We believe that this strategy, in addition to providing a good long term return, controls risk and provides safety, particularly in volatile market conditions.

The Fund is diversified holding 34 individual companies as of November 30th.  We are normally almost completely invested in stocks with a money market position only in the 1-2% range.  We are currently underweighted relative to our benchmark in Consumer Discretionary companies and in Energy companies.  We are overweighted in the Health Care and Information Technology sectors because we think these sectors offer good growth potential for the future.

Some of our best performers during this period came from the Information Technology, Consumer Discretionary, Energy and Industrials sectors.  In the Information Technology sector, niche software company Informatica Corp., enjoyed a successful new product launch and widespread demand from customers using this software to lower expenses and improve efficiencies. In the Consumer Discretionary sector, auto parts retailer O’Reilly Automotive continued to benefit from a previous acquisition which expanded its footprint nationwide and improved margins.  Affordable luxury goods manufacturer and retailer Coach, Inc. saw strong sales growth in China and also benefited from careful cost control and product positioning.  Diversified industrials manufacturer AMETEK, Inc. benefited from new product introductions, acquisitions and cost and expense rationalizations.  Global freight forwarder Expeditors continued to capitalize on strong shipments from Asia-Pacific to the U.S.

During the fiscal period, performance was negatively impacted by education provider DeVry, Inc., where the entire industry reacted to regulatory challenges that created market concerns.  We also experienced weakness in Adobe Systems as the market was disappointed in the company’s latest product upgrade cycle.  Lastly, our more defensive investments in the Health Care and Financials sectors held back performance.

We have been encouraged by the cash inflow from investors in the first year of the Fund’s operations.  As of November 30th, the Fund had over $9 million in total assets.  As cash has been invested by the Fund, we have normally added broadly across the holdings.  We thank you for your confidence in the Fund and for investing with us.  If you have any questions about the Fund, we would be happy to have you call us at 1-800-421-0131.

Warmest Regards,

L. Roy Papp	Rosellen Papp
Co-Manager	Co-Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the Papp Small & Mid-Cap Growth Fund
 versus the Russell Midcap® Growth Index

(a)	The total return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was March 8, 2010.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
November 30, 2010 (Unaudited)

Top 10 Equity Holdings

Security Description	% of Net Assets
Coach, Inc.	5.1%
Informatica Corp.	4.6%
Gardner Denver, Inc.	4.5%
PetSmart, Inc.	4.3%
Mettler-Toledo International, Inc.	4.3%
AMETEK, Inc.	4.2%
C.R. Bard, Inc.	4.2%
Expeditors International of Washington, Inc.	4.2%
T. Rowe Price Group, Inc.	4.1%
O'Reilly Automotive, Inc.	4.1%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2010
COMMON STOCKS — 97.6%	Shares	Value
Consumer Discretionary - 16.1%
Education Services - 2.6%
DeVry, Inc.	5,500	$236,170

Specialty Retail - 8.4%
O'Reilly Automotive, Inc.*	6,200	373,116
PetSmart, Inc.	10,500	397,530
		770,646
Textiles, Apparel & Luxury Goods - 5.1%
Coach, Inc.	8,200	463,628

Consumer Staples - 3.2%
Household Products -3.2%
Clorox Co. (The)	4,800	296,688

Energy - 2.3%
Energy Equipment & Services - 1.1%
FMC Technologies, Inc.*	1,234	103,952

Oil, Gas & Consumable Fuels - 1.2%
Forest Oil Corp.*	1,300	44,486
Whiting Petroleum Corp.*	600	66,030
		110,516
Financials - 9.4%
Capital Markets - 9.4%
Federated Investors, Inc. - Class B	12,500	296,375
State Street Corp.	4,200	181,440
T. Rowe Price Group, Inc.	6,500	379,145
		856,960
Health Care - 19.6%
Health Care Equipment & Supplies - 7.9%
C.R. Bard, Inc.	4,500	381,825
DENTSPLY International, Inc.	2,900	89,668
ResMed, Inc.*	7,800	249,210
		720,703
Health Care Services - 4.5%
Express Scripts, Inc.*	3,200	166,688
Medco Health Solutions, Inc.*	4,000	245,280
		411,968
Life Sciences Tools & Services - 7.2%
Mettler-Toledo International, Inc.*	2,700	391,986
PAREXEL International Corp.*	12,000	210,720
Techne Corp.	1,000	60,070
		662,776
Industrials - 20.0%
Air Freight & Logistics - 4.2%
Expeditors International of Washington, Inc.	7,200	380,880

Commercial Services - 3.2%
Stericycle, Inc.*	4,000	295,600

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.6% (Continued)	Shares	Value
Industrials - 20.0% (Continued)
Electrical Equipment - 4.2%
AMETEK, Inc.	6,500	$384,605

Machinery - 8.4%
Gardner Denver, Inc.	6,300	412,335
IDEX Corp.	9,400	352,218
		764,553
Information Technology - 24.3%
Data Processing/Outsourced Services - 0.5%
Fiserv, Inc.*	793	43,853

Semiconductors & Semiconductor Equipment - 6.4%
Linear Technology Corp.	6,700	218,420
Microchip Technology, Inc.	7,100	238,631
Silicon Laboratories, Inc.*	3,100	131,688
		588,739
Software - 17.4%
Adobe Systems, Inc.*	6,000	166,380
Factset Research Systems, Inc.	3,300	292,611
Informatica Corp.*	10,300	425,184
MICROS Systems, Inc.*	8,500	371,620
Nuance Communications, Inc.*	19,000	335,825
		1,591,620
Materials - 2.7%
Specialty Chemicals - 2.7%
Sigma-Aldrich Corp.	3,900	246,558

Total Common Stocks (Cost $7,770,143)		$8,930,415

MONEY MARKET FUNDS — 4.1%	Shares	Value

Fidelity Institutional Money Market Portfolio - Class I, 0.22%(a) (Cost $377,596)	377,596	$377,596

Total Investments at Value — 101.7% (Cost $8,147,739)		$9,308,011

Liabilites in Excess of Other Assets — (1.7%)		(155,464)

Net Assets — 100.0%		$9,152,547

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of November 30, 2010.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2010

ASSETS
Investments in securities:
At acquisition cost	$8,147,739
At value (Note 2)	$9,308,011
Dividends receivable	5,620
Receivable from Adviser (Note 4)	5,590
Other assets	6,743
Total assets	9,325,964

LIABILITIES
Payable for investment securities purchased	165,814
Payable to administrator (Note 4)	4,910
Other accrued expenses	2,693
Total liabilities	173,417

NET ASSETS	$9,152,547

NET ASSETS CONSIST OF:
Paid-in capital	$7,992,275
Net unrealized appreciation on investments	1,160,272
NET ASSETS	$9,152,547

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	783,365

Net asset value, offering price and redemption price per share	$11.68

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Period Ended November 30, 2010 (a)

INVESTMENT INCOME
Dividend income	$45,412

EXPENSES
Investment advisory fees (Note 4)	45,371
Fund accounting fees (Note 4)	17,915
Insurance expense	15,604
Administration fees (Note 4)	14,039
Professional fees	11,778
Transfer agent fees (Note 4)	10,024
Custody and bank service fees	7,613
Registration fees	5,299
Postage and supplies	3,870
Trustees' fees	1,500
Other expenses	4,765
Total expenses	137,778
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(81,063)
Net expenses	56,715

NET INVESTMENT LOSS	(11,303)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	9,706
Net change in unrealized appreciation/depreciation on investments	1,057,584
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,067,290

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,055,987

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
Period Ended
November 30,
2010 (a)
FROM OPERATIONS
Net investment loss	$(11,303)
Net realized gains from security transactions	9,706
Net change in unrealized appreciation/depreciation on investments	1,057,584
Net increase in net assets from operations	1,055,987

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,026,644
Payments for shares redeemed	(30,084)
Net increase in net assets from capital share transactions	7,996,560

TOTAL INCREASE IN NET ASSETS	9,052,547

NET ASSETS
Beginning of period	100,000
End of period	$9,152,547

ACCUMULATED NET INVESTMENT INCOME	$-

CAPITAL SHARE ACTIVITY
Shares sold	776,207
Shares redeemed	(2,842)
Net increase in shares outstanding	773,365
Shares outstanding at beginning of period	10,000
Shares outstanding at end of period	783,365

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period
	Ended
	November 30,
	2010 (a)

Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	1.69
Total from investment operations	1.68

Net asset value at end of period	$11.68

Total return (b)	16.80%	(c)

Net assets at end of period	$9,152,547

Ratios/supplementary data:
Ratio of gross expenses to average net assets	3.03%	(e)

Ratio of net expenses to average net assets (d)	1.25%	(e)

Ratio of net investment loss to average net assets (d)	(0.25%	)(e)

Portfolio turnover rate	2%	(c)

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2010

1.	Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009. On February 16, 2010, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to a shareholder who is a Trustee of the Trust and a partner of L. Roy Papp & Associates, LLP (the “Adviser”), the investment advisor to the Fund. The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2.	Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies:

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•           Level 1 – quoted prices in active markets for identical securities
•           Level 2 – other significant observable inputs
•           Level 3 – significant unobservable inputs

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,930,415	$-	$-	$8,930,415
Money Market Funds	377,596	-	-	377,596
Total	$9,308,011	$-	$-	$9,308,011

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the period ended November 30, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period ended or as of November 30, 2010.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Other non-cash dividends are recognized as investment income at the fair value of the property received.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders during the period ended November 30, 2010.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is required.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2010:

Tax cost of portfolio investments	$8,147,739
Gross unrealized appreciation	$1,411,152
Gross unrealized depreciation	(250,880)
Net unrealized appreciation	1,160,272
Accumulated earnings	$1,160,272

During the period ended November 30, 2010, the Fund received securities resulting from in-kind subscriptions with unrealized appreciation of $102,688. The Fund has reclassified this amount from paid-in capital to unrealized appreciation in the component of net assets on the Statement of Assets and Liabilities. In addition, the Fund reclassified accumulated net investment losses of $9,706 and $1,597 against accumulated net realized gains and paid-in capital, respectively, on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.	Investment Transactions

During the period ended November 30, 2010, cost of purchases and proceeds from sales of investment securities, other than short-term investments, was $7,888,525 and $128,088, respectively.

4.	Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of the Adviser or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement remains in effect until at least March 8, 2013. During the period ended November 30, 2010, the Adviser waived its entire investment advisory fee of $45,371 and reimbursed other operating expenses totaling $35,692.

The Expense Limitation Agreement permits the Adviser to recover fee reductions and expense reimbursements on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%. As of November 30, 2010, the Adviser may in the future recover fee reductions and expense reimbursements totaling $81,063. The Adviser may recover this amount no later than November 30, 2013.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.15% per annum of the Fund’s average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month. The fee payable to Ultimus is discounted by 20% during the first year of the Fund’s operations and 15% during the second year of operations, or until such time as the Fund’s net assets reach $20 million, but in no event later than two years from the date of commencement of operations.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays to Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services. The fee payable to Ultimus is discounted by 20% during the first year of the Fund’s operations and 15% during the second year of operations, or until such time as the Fund’s net assets reach $20 million, but in no event later than two years from the date of commencement of operations.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund an annual fee of $20 per shareholder account, subject to a monthly minimum fee. The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has 25 or less shareholder accounts. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust the Distributor serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives annual compensation of $6,000 for such services. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least March 1, 2011.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust (“Independent Trustees”) receives from the Fund a per meeting fee of $250 for each meeting attended. During the period ended November 30, 2010, the Adviser gifted 100 shares of the Fund to each Independent Trustee.

5.	Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Papp Investment Trust
and the Shareholders of Papp Small & Mid-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, a series of shares of beneficial interest in Papp Investment Trust, including the schedule of investments, as of November 30, 2010, and the related statements of operations and changes in net assets and the financial highlights for the period March 8, 2010 (commencement of operations) to November 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Small & Mid-Cap Growth Fund as of November 30, 2010, and the results of its operations, the change in its net assets, and the financial highlights for the period March 8, 2010 to November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 18, 2011

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2010) and held until the end of the period (November 30, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,169.20	$6.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	$6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-877-370-7277.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*L. Roy Papp (age 83) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since November 2009	Chairman and Trustee	Founder and Partner of L. Roy Papp & Associates, LLP	1

*Rosellen C. Papp (age 55) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
James K. Ballinger (age 61) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Executive Director, Phoenix Art Museum	1

Cynthia P. Hubiak (age 51) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	President and Chief Executive Officer, Arizona Society of CPAs	1

Carolyn P. O’Malley (age 63) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational, conservation and other grants) from 2001-2009.	1

*
L. Roy Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Harry A. Papp (age 56) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Vice President	Managing Partner of L. Roy Papp & Associates, LLP

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 49) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Secretary	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Julie A. Hein (age 48) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Chief Compliance Officer	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-370-7277.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Cynthia P. Hubiak.  Ms. Hubiak is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $11,500 with respect to the registrant’s fiscal year ended November 30, 2010.

(b)
Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 with respect to the registrant’s fiscal year ended November 30, 2010.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal year ended November 30, 2010, aggregate non-audit fees of $2,000 were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Papp Investment Trust

By (Signature and Title)*		/s/ L. Roy Papp
L. Roy Papp, Chairman and President

Date	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ L. Roy Papp
L. Roy Papp, Chairman and President

Date	January 28, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	January 28, 2011

* Print the name and title of each signing officer under his or her signature.